Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Detail) - ColdQuanta Inc dba Infleqtion [Member] - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
Prepaid Expenses and Other Current Assets [Line Items]
Prepaid expenses	$ 2,214	$ 2,759	$ 1,589
Deferred offering costs	4,530	0
Other current assets	179	436	2,167
Total prepaid expenses and other current assets	$ 6,923	$ 3,195	$ 3,756